UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2012

BEACON ENTERPRISE SOLUTIONS GROUP, INC.

 (Exact name of registrant as specified in Charter)

Nevada	000-31355	81-0438093
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

9300 Shelbyville Road, Suite 1020

Louisville, Kentucky 40222

(Address of Principal Executive Offices)

502- 657-3500

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 – Creation of a Direct Financial Obligation

On June 29, 2012 Beacon Enterprise Solutions Group, Inc., a Nevada Corporation (“Beacon” or “Company”) issued a 24 month promissory note to an accredited investor in the amount of $609,000 and bearing interest at 12% per annum. The note shall pay interest only for the first twelve months, and principal and interest payments for the reminder of the term.

Proceeds from the note will be used for additional working capital.

Item 9.01	Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

Exhibit 99.1

Promissory Note.

The information in this Current Report on Form 8-K (including Exhibit 99.1) is being furnished pursuant to Item 2.03 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEACON ENTERPRISE SOLUTIONS GROUP, INC.

Date: July 3, 2012	By:	/s/ S. Scott Fitzpatrick
S. Scott Fitzpatrick
Principal Financial Officer